SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Audax Credit BDC Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AUDAX CREDIT BDC INC.

320 PARK AVENUE

NEW YORK, NEW YORK 10022

March 27, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Audax Credit BDC Inc. (the “Company”) to be held on April 28, 2026 at 11:30 a.m., Eastern Time, at the offices of Audax Management Company (NY), LLC located at 320 Park Avenue, New York, NY 10022.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, which are also available on the Internet, provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect five directors of the Company and (2) to transact such other business as may properly come before the Annual Meeting. I will also report on the Company’s progress during the past year and respond to stockholders’ questions.

It is very important that your shares be represented at the Annual Meeting. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,
/s/ Michael P. McGonigle
Michael P. McGonigle
Chief Executive Officer

AUDAX CREDIT BDC INC.

320 PARK AVENUE

NEW YORK, NEW YORK 10022

(212) 703-2700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2026

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Audax Credit BDC Inc. (the “Company”) that:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held at the offices of Audax Management Company (NY), LLC, located at 320 Park Avenue, New York, NY 10022, on April 28, 2026 at 11:30 a.m., Eastern Time, for the following purposes:

1.	To elect five (5) directors of the Company who will each serve for a one year term or until his successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on March 27, 2026. We are furnishing printed copies of the proxy materials to our Stockholders.

Your vote is extremely important to us. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy by following the instructions provided within the accompanying proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the majority of the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

By Order of the Board of Directors,
/s/ Daniel H. Weintraub
Daniel H. Weintraub
Secretary

Boston, MA

March 27, 2026

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person if you wish to change your vote.

AUDAX CREDIT BDC INC.

320 PARK AVENUE

NEW YORK, NEW YORK 10022

(212) 703-2700

PROXY STATEMENT

For

2026 Annual Meeting of Stockholders

To Be Held on April 28, 2026

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at 617-859-1500.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Audax Credit BDC Inc. (the “Company,” “Audax Credit BDC,” “we,” “us” or “our”) for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 28, 2026 at 11:30 a.m., Eastern Time, at the offices of Audax Management Company (NY), LLC, located at 320 Park Avenue, New York, NY 10022, and at any postponements or adjournments thereof. This Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), are being provided to stockholders of the Company (the “Stockholders”) of record as of the close of business on March 27, 2026 (the “Record Date”) via printed copy on or about March 27, 2026.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions unless revoked any time before the proxy is exercised. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing (on a business day), by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person, whether or not he, she or it has previously voted his, her or its shares via proxy or wishes to change a previous vote.

You will be eligible to vote your shares by mail by following the instructions in the accompanying proxy card.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect five (5) directors of the Company who will each serve for a one-year term or until his successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a Stockholder of record as of the Record Date. There were 47,020,468 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) outstanding on the Record Date. Each share of Common Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the majority of the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies.

Votes Required

Election of Directors

The election of a director requires the vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. The proposal regarding election of directors is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the election of directors. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on the election of directors.

Adjournment and Additional Solicitation. If there appears not to be enough votes to approve the proposals at the Annual Meeting, the majority of the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Michael P. McGonigle and Kevin P. Magid are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Annual Meeting of Stockholders. The Company intends to use the services of Audax Management Company, LLC (the “Administrator”), the Company’s administrator, to aid in the distribution and collection of proxy votes. The Company will reimburse the Administrator for the costs and expenses of performing such services. If brokers, trustees, or fiduciaries and other institutions holding shares in their own names or in the names of their nominee, which shares are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, the Company will reimburse such persons for their reasonable expenses in so doing.

Stockholders may provide their voting instructions by mail by following the instructions in the accompanying proxy card. If a Stockholder wishes to participate in the Annual Meeting but does not wish to give a proxy by mail, the Stockholder may attend the Annual Meeting in person.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions by mail, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by attending the Annual Meeting and voting in person, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

Our directors consist of “Interested Directors” and “Independent Directors.” An Independent Director is a director that our Board has determined to be independent in accordance with our Corporate Governance Guidelines and Nasdaq corporate governance rules. All other directors are Interested Directors. For more information on director independence, see “Director Independence,” below.

The following table sets forth, as of the Record Date, certain ownership information with respect to our Common Stock for those persons who, directly or indirectly, own, control or hold with the power to vote five percent (5%) or more of our outstanding Common Stock and all of our officers and directors, individually and as a group.

Percentage of Common Stock Outstanding
Name and Address	Type of Ownership(3)	Shares Owned	Percentage
Principal Stockholders
Mercer Investment Management, Inc.(1)	Beneficial	47,020,288	99.99%
Interested Directors
Kevin Magid(2)	Beneficial	—	—
Michael McGonigle(2)	Beneficial	—	—
Independent Directors
Joseph Nemia(2)	Beneficial	—	—
David Moyer(2)	Beneficial	—	—
Patrick Dowling(2)	Beneficial	—	—
Executive Officers
Richard Joseph(2)	Beneficial	—	—
Daniel Weintraub(2)	Beneficial	—	—
Non-Executive Officers
Jason Scoffield(2)	Beneficial	—	—
All officers and directors as a group (8 persons)	Beneficial	—	—

(1)	The address for Mercer Investment Management, Inc. is 99 High Street, Boston, MA 02110.
(2)	The address for each of our officers and directors is c/o Audax Credit BDC Inc., 320 Park Avenue, New York, NY 10022.
(3)	Sole voting power.

Dollar Range of Securities Beneficially Owned by Directors

Information as to the beneficial ownership listed in the tables below is based on information furnished to the Company by the persons listed in the respective tables. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities in Audax Credit BDC Inc.
Independent Directors
Joseph Nemia	None
David Moyer	None
Patrick Dowling	None

Interested Directors
Kevin Magid	None
Michael McGonigle	None

PROPOSAL: ELECTION OF DIRECTORS

In accordance with the Company’s bylaws, the Board currently has five (5) members. Directors are each elected for a one-year term. After this election, the terms of each director will expire at the 2027 annual meeting of Stockholders. Each director will hold office for the term to which he is elected or until his successor is duly elected and qualified.

A Stockholder can vote for, vote against or abstain from voting for any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of Joseph Nemia, David Moyer, Patrick Dowling, Kevin Magid or Michael McGonigle will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the nominees for election at the Annual Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. All nominees for director currently serve as directors of the Company.

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director or Nominee During the Past Five Years(2)
Interested Directors
Mr. Kevin Magid(3) (62)	Director	Director since 2015, Term Expires in 2026	President of the senior debt business (“Audax Senior Debt”) of our investment adviser, Audax Management Company (NY), LLC (the “Adviser”) since 2007. President of the mezzanine debt business of our Adviser (“Audax Mezzanine”) since 2000.	—
Mr. Michael McGonigle(4) (64)	Chairman, President and Chief Executive Officer	Director since 2015, Term Expires in 2026	Head of Audax Senior Debt since 2007.	—

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director or Nominee During the Past Five Years(2)
Independent Directors
Mr. Patrick Dowling (72)	Director	Director since 2015, Term Expires in 2026	Senior Managing Director of Seabury Capital Management since 2014. Chief Compliance Officer of Seabury Securities LLC since 2016.	—
Mr. David Moyer (67)	Director	Director since 2015, Term Expires in 2026	President of Principal Advisors Group, LLC and Senior Managing Director of CEA Atlantic Advisors, LLC since 2003.	—
Mr. Joseph Nemia (67)	Director	Director since 2015, Term Expires in 2026	Head of Asset-Based Lending group at TD Bank, N.A. since 2011. President of RBS Commercial Finance at RBS Citizens Financial Group from 2008-2010.	—

(1)	The address for each of our directors is c/o Audax Credit BDC Inc., 320 Park Avenue, New York, NY 10022.
(2)	No director otherwise serves as the director of another business development company, or as the director of an investment company registered under the 1940 Act.
(3)	Mr. Kevin Magid is an Interested Director due to his positions with our Adviser.
(4)	Mr. Michael McGonigle is an Interested Director due to his position as an officer of the Company and his position with our Adviser.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

An Independent Director is a director that our Board has determined to be independent in accordance with our Corporate Governance Guidelines and Nasdaq corporate governance rules. Our Corporate Governance Guidelines require that, in order to be independent, a director must (i) not be an “interested person” (as defined in the 1940 Act) of the Company and (ii) meet any other applicable requirements of the SEC and any other applicable laws, rules and regulations with respect to independence, as determined by our Board. While we are not listed on Nasdaq or any other national securities exchange, we comply with Nasdaq’s corporate governance rules regarding independent directors. Under Nasdaq’s corporate governance rules, in order for a director to be deemed independent, our Board must determine that such director does not have a relationship which would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director. In addition, members of our Audit Committee must also satisfy the independence requirements of Section 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the audit committee independence standards established by Nasdaq.

On an annual basis, each Independent Director of our Board is required to provide information to assist the Board in determining whether the director is independent under applicable standards. After review of such information, our Board has determined that each of our directors, other than Mr. Kevin P. Magid and Mr. Michael P. McGonigle, is independent under our Corporate Governance Guidelines, Nasdaq’s corporate governance rules and, in the case of our Audit Committee members, Section 10A-3 of the Exchange Act and the audit committee independence standards established by Nasdaq.

Pursuant to our Corporate Governance Guidelines, any director who has previously been determined to be independent is expected to inform the Chairman of the Board and the Chairman of our Nominating and Corporate Governance Committee of any change in circumstance that may cause his status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

The Board’s Oversight Role in Management

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of the Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm. In addition, our Audit Committee (which consists of all the Independent Directors) is responsible for monitoring the integrity of our financial statements, the qualifications and independence of our independent registered accounting firm, the performance of our internal audit function and our independent registered accounting firm and our compliance with applicable legal and regulatory requirements. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Board’s Composition and Leadership Structure

Our Corporate Governance Guidelines and the 1940 Act require that at least a majority of the Company’s directors be Independent Directors. Currently, three (3) of the Company’s five (5) directors are Independent Directors.

Under our bylaws, our Board may designate a Chairman to preside over the meetings of our Board and meetings of the Stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman of the Board and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and in the best interests of our Stockholders at such times.

Presently, Mr. McGonigle serves as the Chairman of our Board. Mr. McGonigle is an Interested Director. We believe that Mr. McGonigle’s extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chairman of our Board. We believe that we are best served through this existing leadership structure, as Mr. McGonigle’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.

Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of Audit, Nominating and Corporate Governance, and Risk Committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly for the purpose of administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. Company counsel has significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such

Members Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and/or skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Kevin P. Magid. Mr. Magid joined Audax Group in 2000 and has led Audax Private Debt since its inception. Mr. Magid also serves as a Director for Audax Credit BDC. Over the past 30 years, Mr. Magid has invested in or raised senior debt, high yield debt, junior debt and equity financing for companies and private equity sponsors in a wide range of industries. Previously, Mr. Magid spent over 13 years as a leveraged finance professional and served as a Managing Director in the Leveraged Finance/Merchant Banking Group of CIBC World Markets Corp. Mr. Magid started his career at Drexel Burnham Lambert, and also worked at Wasserstein Perella and Kidder Peabody, principally in a leveraged finance role. Mr. Magid received an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. in Economics from Tufts University. Mr. Magid’s depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of Audax Group’s business and operations, gives our Board valuable industry-specific knowledge and expertise on these and other matters.

Michael P. McGonigle. Mr. McGonigle joined Audax Group in 2007 and has led Audax Senior Debt since its inception. Mr. McGonigle also serves as the Chairman of the Board of Directors, President and Chief Executive Officer (principal executive officer) for Audax Credit BDC. Previously, Mr. McGonigle was a Managing Director for GE’s Corporate Lending business. Mr. McGonigle joined GE in 1982 in the International Trading Operations Group and in 1986 he joined GE Capital’s Corporate Finance Group. While at GE Capital, Mr. McGonigle held various leadership positions in its leveraged finance businesses for PE sponsor and non-sponsor transactions, including new business origination, credit underwriting, risk management, workouts, and restructurings. Mr. McGonigle was a founding member of business units which invested in par, distressed and second lien loans, and built the sourcing and underwriting teams. Mr. McGonigle received an M.B.A. in Finance from Fordham University Graduate School of Business and a B.S. in Finance and Quantitative Methods from Fordham University. Mr. McGonigle’s depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of Audax Group’s business and operations, gives our Board valuable industry-specific knowledge and expertise on these and other matters.

Independent Directors

Patrick H. Dowling. Mr. Dowling has been a member of our Board since March 2015, and is Chairman of our Risk Committee and a member of our Audit Committee and our Nominating and Corporate Governance Committee. Mr. Dowling has over 40 years of experience in the finance industry. Since 2014, Mr. Dowling has served as Senior Managing Director of Seabury Capital Management LLC, and the Chief Compliance Officer for Seabury Securities LLC, focusing on the Aviation, Aerospace & Defense industries for the Investment Banking and Merchant Banking groups. Mr. Dowling was formerly a partner with Massif Partners LP (“Massif Partners”) from 2010-2014, where he was the Chief Investment Officer of Massif Partners Private Debt. Prior to Massif Partners, Mr. Dowling was a Senior Managing Director & Group Head of Aerospace & Defense at Tygris Commercial Finance Group (“Tygris”), where he was also a corporate officer and founder from 2008-2010. Previously, he was Managing Director & General Manager of CIT Leveraged Finance Transportation from 2005-2008, where he was responsible for providing global solutions to manufacturers, suppliers and service providers seeking debt, leasing and structured financings, and served as a member of CIT Group Inc.’s Management Committee. Mr. Dowling was at GE Capital’s Commercial Finance group from 1984-2005, where he served as Managing Director & Industry Leader – Aerospace & Defense. Mr. Dowling was a member of the board of directors for Airlink and currently serves as an Ambassador. Mr. Dowling also serves on the board of directors for the USO of Metropolitan New York and serves on several U.S. Chamber of Commerce Committees. Mr. Dowling formerly served as the Chairman of the Miss Kate Foundation, served on the board of directors for the Institute for Defense & Business Foundation and served on the board of directors for Penske Truck Leasing. Mr. Dowling received a J.D. from Pace University School of Law and a B.S. in Accounting from Fordham University. Mr. Dowling is a Certified Public Accountant and is FINRA Series 7 and 24 qualified. Mr. Dowling is an experienced leader whose experiences in the financial and debt markets provide our Board valuable insight.

David G. Moyer. Mr. Moyer has been a member of our Board since March 2015, and is Chairman of our Nominating and Corporate Governance Committee and a member of our Audit Committee and our Risk Committee. Mr. Moyer has over 30 years of corporate finance experience. Since March 2003, Mr. Moyer has served as President of Principal Advisors Group, LLC and as Senior Managing Director of CEA Atlantic Advisors, LLC, the FINRA registered broker dealer of Communications Equity Associates (“CEA Group”). In March 2003, Mr. Moyer (through Principal Advisors Group, LLC) and CEA Group formed a joint venture, CEA Principal Advisors Group, focused on raising private equity and debt capital and providing M&A and strategic financial advice to early stage and middle market public and private companies. Mr. Moyer served as Managing Director, Office of the Chairman, for CEA Group from 1998 to 2003. Prior to CEA Group, Mr. Moyer was EVP and Partner of Solomon Broadcasting International, L.P. from 1996-1998. From 1981 to 1996, Mr. Moyer held various positions throughout General Electric Company and GE Capital including Senior Vice President of GE Capital Equity Capital Group, Inc. and Senior Vice President/Team Leader of the Merchant Banking/Leveraged Lending Division of GE Capital Corporate Finance Group, Inc., where he specialized in domestic and international media and communications corporate finance and executed senior, mezzanine and equity financing commitments for leveraged buyouts, restructurings, recapitalizations and growth equity investments in the United States, Canada, Europe, and Latin America. Mr. Moyer received an M.B.A. from Harvard Business School and a B.A. in Economics from Syracuse University. Mr. Moyer is a FINRA registered securities principal and a graduate of the GE Financial Management Program. Mr. Moyer is an experienced leader whose experiences in the financial and debt markets provide our Board valuable insight.

Joseph F. Nemia. Mr. Nemia has been a member of our Board since March 2015, and is the Chairman of our Audit Committee and a member of our Nominating and Corporate Governance Committee and our Risk Committee. Mr. Nemia has over 30 years of experience in corporate finance. Mr. Nemia joined TD Bank, N.A. in 2011 as head of their Asset-Based Lending group. Prior to that, Mr. Nemia was at RBS Citizens Financial Group (“RBS”) from 2008-2010, where he served as President of RBS Commercial Finance and managed their asset-based finance business lines. Prior to RBS, Mr. Nemia was at CIT Group Inc. from 2006-2008, where he served as President of CIT Commercial and Industrial. Mr. Nemia was a founding member of GE Capital’s Commercial Finance group, where he served from 1992-2006, and was instrumental in the middle market build out of their asset-based lending segment. Mr. Nemia began his career at The Chase Manhattan Bank, N.A. in 1981 and also worked at The Connecticut Bank and Trust Company, N.A. and The Bank of New York Company, N.A. Mr. Nemia is a trustee of National Jewish Health and Research Center and is on the Board of Trustees of Loyola School in New York City and a member of Loyola School’s Finance and Audit Committees. He was also a past chairman of the Commercial Finance Association. Mr. Nemia received an M.B.A. in Finance and a B.B.A. in Accounting from Pace University. Mr. Nemia is an experienced leader whose experiences in the financial and debt markets provide our Board valuable insight.

Committees of the Board

An Audit Committee, a Nominating and Corporate Governance Committee and a Risk Committee have been established by our Board. For the fiscal year ended December 31, 2025, the Board held four (4) meetings, the Audit Committee held four (4) meetings, the Nominating and Corporate Governance Committee held four (4) meetings and the Risk Committee held four (4) meetings. All directors attended at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We encourage each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our Stockholders.

Audit Committee

The Audit Committee is currently composed of Messrs. Nemia, Moyer and Dowling, all of whom are Independent Directors and meet the independence requirements of Rule 10A-3 of the Exchange Act and the audit committee independence standards established by Nasdaq. Mr. Nemia serves as Chairman of the Audit Committee. Our Audit Committee has determined that Mr. Nemia is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of certain of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee Charter is available on the Company’s website at www.audaxcreditbdc.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Nemia, Moyer and Dowling, all of whom are Independent Directors. Mr. Moyer serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the Board by the Company’s Stockholders at the annual Stockholder meeting, selecting qualified nominees to fill any vacancies on our Board or a committee thereof (consistent with criteria approved by our Board), developing and recommending to our Board a set of corporate governance principles applicable to the Company and overseeing the evaluation of our Board and our management.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our Stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of our Board and contribute to our success;

•	can represent the long-term interests of our Stockholders as a whole; and

•	are selected such that our Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee considers Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary, Daniel H. Weintraub, c/o Audax Credit BDC Inc., 320 Park Avenue, New York, NY 10022. This notice must contain the nominee’s name, age, business address, residence address, principal occupation or employment, class and number of shares of capital stock of the Company that are beneficially owned, and any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act. The notice must also contain the following information regarding the Stockholder who is nominating the director: the name and record address of such Stockholder and the class, series and number of shares of capital stock of the Company that are beneficially owned by such Stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the Company’s bylaws.

The Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.audaxcreditbdc.com.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Risk Committee

The Risk Committee is currently composed of Messrs. Dowling, Moyer, Nemia and McGonigle, the majority of whom are Independent Directors. Mr. Dowling serves as Chairman of the Risk Committee. The Risk Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Risk Committee. The Risk Committee’s responsibilities include (i) monitoring existing and potential operational, strategic, regulatory, technological and other internal and external risks to the Company, (ii) receiving reports from the Adviser relating to underperforming investments of the Company and ensuring that the Adviser is taking appropriate steps to mitigate the Company’s investment related risks, (iii) monitoring the execution of the Adviser’s policies and procedures with respect to the valuation of the Company’s investment from quarter to quarter and reviewing any changes to the Adviser’s valuation policies and procedures, and (iv) undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Risk Committee.

Communication with the Board

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at Audax Credit BDC Inc., Attention: LP Requests, 320 Park Avenue, New York, NY 10022 or by visiting the Company website at www.audaxcreditbdc.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Daniel H. Weintraub, Secretary, c/o Audax Credit BDC Inc., 320 Park Avenue, New York, NY 10022. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Executive Officers Who Are Not Directors

Executive Officers Who Are Not Directors

Name, Address(1) and Age	Position(s) held with Company	Term of Office Length and Length of Time Served	Principal Occupation(s) During the Past Five Years
Mr. Richard T. Joseph (62)	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since 2015	Chief Operating Officer of Audax Group since 2007.
Mr. Daniel H. Weintraub (54)	Secretary	Secretary since 2015	Managing Director of Audax Group since 2012. Chief Administrative and Legal Officer of Audax Group since 2018. General Counsel of Audax Group 2006 to 2018.

(1)	The address for each of our officers is c/o Audax Credit BDC Inc., 320 Park Avenue, New York, NY 10022.

Richard T. Joseph, Chief Financial Officer and Treasurer. Mr. Joseph joined Audax Group in 1999. Prior to joining Audax Group, Mr. Joseph was the Chief Financial Officer of Streamline.com, a publicly traded Internet service company. Mr. Joseph also was CFO of Software Emancipation Technology, Planet Direct Corp., and ESSENSE Systems, and was a Senior Manager at Ernst & Young, LLP (“Ernst & Young”). Mr. Joseph received a B.S. in Accounting and Management from Boston College School of Management.

Daniel H. Weintraub, Secretary. Mr. Weintraub joined Audax Group in 2006. Prior to joining Audax Group, Mr. Weintraub was an Associate at Ropes & Gray LLP. Prior to Ropes & Gray LLP, Mr. Weintraub served as a law clerk to the Honorable Mark L. Wolf, United States District Judge for the District of Massachusetts. Mr. Weintraub received a J.D. from Boston College Law School and an A.B. from Dartmouth College.

Information about our Chief Compliance Officer

Name, Address(1) and Age	Position(s) held with Company	Term of Office Length and Length of Time Served	Principal Occupation(s) During the Past Five Years
Mr. Jason Scoffield (48)	Chief Compliance Officer	Chief Compliance Officer since 2020	Chief Compliance Officer of Audax Group since August 2020. Attorney at Morgan, Lewis & Bockius LLP, Bingham McCutchen LLP, and Proskauer Rose LLP, from 2006 – 2015.

(1)	The address of our Chief Compliance Officer is c/o Audax Credit BDC Inc., 320 Park Avenue, New York, NY 10022.

Jason Scoffield, Chief Compliance Officer. Mr. Scoffield joined Audax Group in 2015. Previously, Mr. Scoffield was Counsel at Morgan, Lewis & Bockius LLP and Bingham McCutchen LLP, where he advised private fund clients and other investment advisers. Mr. Scoffield received a received a J.D. from Duke University School of Law and a B.A. from Brigham Young University.

Each officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

SOX Code of Ethics and Joint Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a code of ethics under the Sarbanes-Oxley Act of 2002, as amended (the “SOX Code of Ethics”), which is posted on the Company’s website at www.audaxcreditbdc.com. The SOX Code of Ethics applies to the Company’s directors, executive officers, officers and their respective staffs.

We and our Adviser have each adopted a Joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, respectively, that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of the Adviser with respect to their personal investments and investment transactions. Our Joint Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us. Our Joint Code of Ethics is incorporated by reference as Exhibit 14.2 to our Annual Report, filed with the SEC on March 20, 2026, and you may access it via the Internet at the website of the SEC at www.sec.gov or our website at www.audaxcreditbdc.com. We intend to disclose any material amendments to or waivers of required provisions of our SOX Code of Ethics or the Joint Code of Ethics on a Current Report on Form 8-K.

Compensation of Directors

In the year ended December 31, 2025, our Independent Director’s annual fee was $85,000, with an additional $1,500 payable for each quarterly board meeting, plus $1,000 for any special meetings; however, for Independent Directors of the Company that are also Independent Directors of Audax Private Credit Fund, LLC (together, with the Company, the “Fund Complex”), the aggregate fee payable to each such Independent Director for services to both Audax BDCs will be $140,000, allocated between the companies of the Fund Complex based on their respective AUMs, with the same additional fees per quarterly board meeting (for an aggregate payment of $3,000 across the companies of the Fund Complex in each quarter) and for any special meeting (whether in person or telephonically). We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to Interested Directors. The Board reviews and determines the compensation of Independent Directors.

The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2025. No compensation is paid by us to any Interested Director or executive officer of the Company.

Name of Director	Aggregate Cash Compensation from Audax Credit BDC Inc.(1)	Pensions or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Fund Complex(1)
Independent Directors
Joseph Nemia	$92,500	—	$140,250
David Moyer	$92,500	—	$140,250
Patrick Dowling	$92,500	—	$140,250

Interested Directors
Kevin Magid	—	—	—
Michael McGonigle	—	—	—

(1)	The amounts listed are for the year ended December 31, 2025. For a discussion of the Independent Directors’ compensation, see above.
(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Certain Relationships and Related Transactions

We entered into an investment advisory agreement (the “Investment Advisory Agreement”) with our Adviser in which our senior management has ownership and financial interests. Members of our senior management also serve as principals of other investment managers affiliated with our Adviser that manage, and may in the future manage, investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in our Adviser.

Our Adviser manages our investment activities. For providing these services, our Adviser receives a fee, consisting of two components: a base management fee and an incentive fee. For the fiscal year ended December 31, 2025, our Adviser earned a net base management fee of $2,784,784 and a net incentive fee of $1,539,068.

In addition, members of our executive management team, members of our Adviser and members of the Adviser’s investment committee (the “Investment Committee”) serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, affiliates of our Adviser currently manage private funds and managed accounts that are seeking new capital commitments and intend to pursue an investment strategy similar to our strategy. Accordingly, we may compete with entities managed by our Adviser and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our Adviser or its affiliates or by members of our Investment Committee. However, in order to fulfill its fiduciary duties to each of its clients, including us, our Adviser allocates investment opportunities in a manner that is fair and equitable over time, based on capital available for investment and other factors, such as portfolio diversity, regulatory restrictions, investment objectives, and others. Such allocations will be made in a manner consistent with the Adviser’s allocation policy so that we are not disadvantaged in relation to any other client of the Adviser or its affiliates.

It is the Adviser’s policy to base its determinations as to the amount of capital available for investment on such factors as: (1) the amount of cash on-hand, existing commitments and reserves, if any, (2) available leverage amounts, (3) targeted asset mix and diversification requirements and (4) other investment policies and restrictions set by the Adviser or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts.

The Board has established a written policy to govern the review of potential related party transactions. The Board conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the SOX Code of Ethics or Joint Code of Ethics.

Policies and Procedures for Managing Conflicts

The Adviser and its affiliates have both subjective and objective policies and procedures in place designed to manage the potential conflicts of interest between our Adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are generally allocated on a pro rata basis based on each account’s capital available for investment. An investment opportunity that is suitable for multiple clients of our Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act.

Co-Investment Opportunities

The principals of our Adviser have managed and expect to continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, our Adviser adopted an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by affiliates of our Adviser. We have applied for, and received, exemptive relief from the SEC that would allow negotiated co-investments if our Adviser determines that it would be advantageous for us to co-invest with other funds managed by the Adviser or its affiliated advisers in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. The Adviser and its affiliates intend to make co-investment allocations in a manner consistent with the investment allocation policy as described above, subject to the terms of the exemptive relief order. In situations where co-investment with other entities managed by our Adviser and its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, our Adviser will need to decide whether we or such other entity or entities will proceed with the investment. The Adviser intends to make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time.

Material Nonpublic Information

Our senior management, members of our Investment Committee and other investment professionals from our Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. The Adviser and the Administrator have adopted insider trading policies and procedures applicable to the Company’s directors and officers that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with our Adviser and pay it a management fee as well as an incentive fee, in part, based on performance. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for our Adviser to invest in certain types of securities that may have a high degree of risk. We rely on investment professionals from our Adviser to value our portfolio investments. Our Adviser’s management fee and incentive fee are based on the value of our investments, and there may be a conflict of interest when personnel of our Adviser determine periodic fair values for our portfolio investments.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) with our Administrator pursuant to which we reimburse our Administrator for the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. Our Adviser is a wholly-owned subsidiary of our Administrator.

License Agreement

We have entered into a license agreement with an affiliate of the Adviser under which such affiliate has agreed to grant us a non-exclusive, royalty-free license to use the name “Audax” for specified purposes in our business. Under this agreement, we have a right to use the “Audax” name, subject to certain conditions, for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Audax” name.

Restrictions on Transactions with Our Adviser

We will not purchase or lease assets in which our Adviser or its affiliates have an interest unless (1) we disclose the terms of the transaction to our Stockholders, the terms are fair to us and at a price paid does not exceed the lesser of cost or fair market value, as determined by an independent expert, or (2) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act, if any, issued to our Adviser by the SEC. Our Adviser will not acquire assets from us unless such acquisition is approved by our Stockholders. We will not make any loans or other financing to our Adviser. Our Adviser is prohibited from commingling our funds with the funds of any other entity or person for which it provides investment advisory or other services. We are permitted to invest in general partnerships and joint ventures with affiliates of our Adviser and non-affiliates so long as such investment meets certain conditions.

Address of Our Adviser and Administrator

The principal executive offices of our Adviser, Audax Management Company (NY), LLC, and our Administrator, Audax Management Company, LLC, are at 320 Park Avenue, New York, NY 10022.

Independent Registered Public Accounting Firm

The Audit Committee, comprised solely of Independent Directors, has approved (and the Board has ratified) Ernst & Young to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. Ernst & Young has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Board has determined that it is not necessary for Stockholders to ratify the Audit Committee’s approval of Ernst & Young.

Principal Accountant Fees and Services

The following aggregate fees by Ernst & Young, the Company’s independent registered accounting firm, were billed to the Company for work attributable to audit, tax and other services provided to the Company for the years ended December 31, 2025 and 2024.

	For the year ended December 31, 2025	For the year ended December 31, 2024
Audit Fees	$295,000	$288,500
Audit Related Fees	$—	$—
Tax Fees	$56,700	$54,700
All Other Fees	$—	$—
Total	$351,700	$343,200

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were provided by Ernst & Young for the year ended December 31, 2025 and 2024.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees billed for products and services other than the services reported above.

Any requests for audit, audit-related, tax and other services must be submitted to the Audit Committee for pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to each of its members. The members to whom such authority is delegated must report, for informational purposes, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Audit Committee Report (1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2025.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Ernst & Young, the Company’s independent registered public accounting firm for the year ended December 31, 2025, with and without management present.

The Audit Committee also has discussed with Ernst & Young matters relating to Ernst & Young’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standard No. 16 (Communication With Audit Committees) or other applicable rules required by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has discussed with Ernst & Young its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young and required by PCAOB Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Ernst & Young confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Ernst & Young for the year ended December 31, 2025. The Audit Committee discussed and reviewed with Ernst & Young the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young’s audits and all fees paid to Ernst & Young during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young’s performance of non-audit services with the maintenance of Ernst & Young’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

March 4, 2026

The Audit Committee

Joseph F. Nemia, Chair

Patrick H. Dowling

David G. Moyer

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.

If there appears not to be enough votes for a quorum or to approve the proposals at the Annual Meeting, the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at our website at www.audaxcreditbdc.com or without charge upon request by calling us collect at (617) 859-1500. You may also direct your request to Audax Credit BDC Inc., Attention: LP Requests, 320 Park Avenue, New York, NY 10022. Copies of such reports are also posted via the SEC’s Electronic Data Gathering, Analysis, and Retrieval system on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2027 Annual Meeting of Stockholders will be held in April 2027, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in our proxy statement for the 2027 Annual Meeting must be submitted by eligible Stockholders who have complied with the relevant regulations of the SEC and received by the Company between November 27, 2026 and December 27, 2026.

In addition the Company’s bylaws contain an advance notice provision requiring that, if a Stockholder’s proposal, including nomination of a director, is to be brought before the next annual meeting of the Stockholders, such Stockholder must provide timely notice thereof in writing addressed to Daniel Weintraub, Secretary, c/o Audax Credit BDC Inc., 320 Park Avenue, New York, NY 10022. Notices of intention to present proposals, including nomination of a director, at the 2027 Annual Meeting must be received by the Company between November 27, 2026 and 5:00 p.m. Eastern Time on December 27, 2026. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2027 Annual Meeting of Stockholders unless certain securities law and bylaw requirements are met. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. Jason Scoffield

Audax Credit BDC Inc.

Chief Compliance Officer

101 Huntington Avenue, Floor 25

Boston, MA 02199

The Audit Committee Members may be contacted at:

Patrick H. Dowling, David Moyer, and/or Joseph F. Nemia

Audax Credit BDC Inc.

Audit Committee Member

320 Park Avenue

New York, NY 10022

You are cordially invited to attend our Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions in the accompanying proxy card.

By Order of the Board of Directors,
/s/ Daniel H. Weintraub
Daniel H. Weintraub
Secretary

Boston, MA

March 27, 2026

YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2026

The undersigned hereby appoints Michael McGonigle or Kevin Magid, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Audax Credit BDC Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) of the Company to be held at the offices of Audax Management Company, LLC, located at 101 Huntington Avenue, Boston, MA 02199, on April 28, 2026 at 11:30 a.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call (617) 859-1500. Representatives are available to assist you Monday through Friday 9 a.m. to 5 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2026. The Proxy Statement and Form 10-K are available at: www.audaxcreditbdc.com.

AUDAX CREDIT BDC INC.		PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MATTER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

☐ THE UNDERSIGNED ELECTS TO VOTE ITS SHARES ON ALL PROPOSALS INCLUDED IN THIS PROXY IN THE SAME PROPORTION AS THE VOTE OF ALL OTHER HOLDERS OF THE COMPANY’S SHARES IN ACCORDANCE WITH SECTION 12(D)(1)(E) OF THE INVESTMENT COMPANY ACT OF 1940.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. EXAMPLE: •

	FOR	AGAINST	ABSTAIN
Proposal:

Election of Directors – To elect five (5) directors of the Company who will each serve for a one year term or until his successor is duly elected and qualified.

Nominees:

(01) Kevin Magid	¦	¦	¦

(02) Michael McGonigle	¦	¦	¦

(03) Patrick Dowling	¦	¦	¦

(04) David Moyer	¦	¦	¦

(05) Joseph Nemia	¦	¦	¦

Please refer to the statement for a discussion of the proposal.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE COMPANY. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.